AGREEMENT TO CONVERT

BY THE HOLDERS OF

SERIES B CONVERTIBLE PREFERRED STOCK OF

BEAMZ INTERACTIVE, INC.

July 9, 2010

Reference is hereby made to the Third Amended and Restated Certificate of Incorporation (the “Certificate”) of Beamz Interactive, Inc., a Delaware corporation (the “Company”). Terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Certificate.

The Company is currently discussing with potential investors the terms of a private placement of securities of the Company (the “Offering”). The shares to be issued in the Offering will be shares of Series D Convertible Preferred Stock of the Company (the “Series D Preferred Stock”), the terms of which have not been determined. The Company expects to seek investments of up to $5,000,000 in the Offering. As a condition to the closing of the Offering, the holders of outstanding shares of Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, Series B Convertible Preferred Stock (the “Series B Preferred Stock”) and Series C Convertible Preferred Stock of the Company (collectively, the “Preferred Stock”) will be required to convert their shares of Preferred Stock of the Company into shares of common stock of the Company (the “Common Stock”).

Section 5(e)(ii) of the Certificate provides that a specified percentage of the holders of each of the above series’ of Preferred Stock can effect an automatic conversion of all of the shares of such series into shares of Common Stock at the then existing applicable conversion rate. The current Applicable Conversion Rate for the Series B Preferred Stock is one for one (1:1). Therefore, for each share of Series B Preferred Stock owned by a holder, such holder will receive upon conversion thereof, one (1) share of Common Stock.

Subject to the satisfaction of the conditions set forth in the following sentence, the undersigned holders of Series B Preferred Stock hereby agree to the automatic conversion of the shares of Series B Preferred Stock into shares of Common Stock at the Series B Applicable Conversion Rate (the “Conversion Agreement”). Notwithstanding the previous sentence, the Conversion Agreement shall only become effective upon the satisfaction of the following conditions:

1.        the holders of at least 75% of the issued and outstanding shares of Series B Preferred Stock shall have executed and delivered to the Company a signature page to this Agreement to Convert by the Holders of Series B Convertible Preferred Stock of Beamz Interactive, Inc. (the “Agreement”);

2.        the requisite percentage of holders of Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock and Series C Convertible Preferred Stock of the Company shall have executed agreements substantially similar to this Agreement whereby such holders shall have agreed to the automatic conversion of the shares of each of such series’ of Preferred Stock into shares of Common Stock pursuant to Section 5(e)(ii) of the Certificate; and

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3.        the Company shall have received and accepted subscriptions for at least $2,000,000 in the Offering.

This Agreement shall become effective upon execution by the holders of at least 75% of the issued and outstanding shares of Series B Preferred Stock.

[Signature pages attached hereto]

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SIGNATURE PAGE OF
HOLDERS OF SERIES B CONVERTIBLE PREFERRED STOCK
TO
AGREEMENT TO CONVERT BY THE
HOLDERS OF SERIES B CONVERTIBLE PREFERRED STOCK OF
BEAMZ INTERACTIVE, INC.

The undersigned holder of shares of Series B Preferred Stock of Beamz Interactive, Inc., a Delaware corporation (the “Company”), hereby executes and delivers this Signature Page to that certain Agreement to Convert by the Holders of Series B Convertible Preferred Stock of Beamz Interactive, Inc., dated as of July 9, 2010 (the “Agreement”). Each capitalized term used herein but not expressly defined shall have the meaning given to such term in the Agreement.

Number of shares of Series B Preferred Stock owned by the undersigned: ___________________.

Executed as of _______________________, 2010.

If undersigned is an entity:

(Print Name of Entity)

By:
Printed:
Title:

If undersigned is an individual:

By:
Printed:

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